SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(B) OR (G) OF THE
SECURITIES ACT OF 1934


ICY SPLASH FOOD & BEVERAGE, INC.
(Exact name of registrant as specified in its charter)


              NEW YORK                                    11-3329510
(State of incorporation or organization)       (IRS Employer Identification No.)


9-15 166th Street, Suite 5-B, New York, New York           11357
(Address and principal executive offices)               (Zip Code)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [_]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X].

     Securities Act registration statement file number to which this form relates: 333-94711.

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                    Name of each exchange on which
     to be so registered                    each class is to be registered

          NONE                                    NONE

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock


(Title of Class)

Item 1.     Description of Registrant's Securities to be Registered

     A description of the Registrant's Common Stock is set forth under the caption "DESCRIPTION OF SECURITIES" contained in the prospectus included in the Company's Registration Statement on Form SB-2 (File No. 333-94711). Such prospectus is incorporated herein by reference.

Item 2.     Exhibits.

     3.1    Certificate of Incorporation of the Registrant (Note 1).

     3.2    Certificate of Amendment of Certificate of Incorporation (Note 2).

     3.1    Bylaws of the Registrant (Note 3).

     4.1    Specimen certificate for common stock (Note 4).



(1) Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form SB-2 (File No. 333-94711).

(2) Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form SB-2 (File No. 333-94711).

(3) Incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form SB-2 (File No. 333-94711).

(4) Incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form SB-2 (File No. 333-94711).


SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   ICY SPLASH FOOD & BEVERAGE, INC.


Date: February 20, 2001                    By:   s/ Joseph Alsan
                                                    Joseph Alsan
                                                    President